UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2005

SCHUFF INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22715	86-1033353

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 W. Buchanan Street, Phoenix, AZ	85007

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (602) 252-7787

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Other Events.

On January 12, 2005, Schuff International, Inc. (the “Company”) announced that it received the requisite consent of its noteholders in connection with its Consent Solicitation, begun on December 8, 2004, which relates to a certain proposed amendment to the Indenture pursuant to which its 10 1/2% Senior Notes due 2008 were issued. The terms of the Consent Solicitation provide that the Consent Solicitation expires on the earlier of the date on which the requisite consents are received or the specified expiration date. Consequently, the Consent Solicitation expired at 5:00 p.m., New York City time, January 12, 2005. Only those consents that were received prior to this date and time will receive the consent fee.

A copy of the press release regarding receipt of the requisite consent by the Company is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

     99.1. Press Release dated January 12, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHUFF INTERNATIONAL, INC.
Date: January 12, 2005	/s/ Michael R. Hill
Michael R. Hill
Vice President and Chief Financial Officer

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